UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2005 (August 22, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 22, 2005, Key Energy Services, Inc. (the “Company”) announced that it has named J. Marshall Dodson as Vice President and Chief Accounting Officer.  Prior to joining the Company, Mr. Dodson, age 34, served in various capacities at Dynegy, Inc. from 2002 to August 2005, most recently serving as Managing Director and Controller, Dynegy Generation since 2003.   Mr. Dodson started his career with Arthur Andersen LLP in Houston, Texas in 1993 serving mostly as a senior manager until joining Dynegy, Inc. in 2002.  Mr. Dodson is a Certified Public Accountant and received a B.B.A. at the University of Texas at Austin in 1993.

A copy of the Company’s press release is filed as exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits.

99.1         Press Release dated August 22, 2005 announcing the appointment of a new Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: August 23, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General
Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 22, 2005 announcing the appointment of a new Chief Accounting Officer.